Putnam
Balanced
Retirement
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Despite a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Balanced Retirement Fund was able to post a modest gain at net asset value during the six months ended April 30, 2002. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

This economic climate has also given Putnam pause and after a lengthy review of the Putnam family of funds as well as several working sessions with Putnam Investments, your Trustees are recommending the merger of several Putnam funds. The intent of the mergers is to provide shareholders with more consistent investment performance. Your fund has been proposed for merger into The George Putnam Fund of Boston. For more details, see page 6.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value and
Core Fixed-Income teams

The markets struggled to find firm footing during the first six months of Putnam Balanced Retirement Fund's 2002 fiscal year. Despite the widespread uncertainty, we are pleased to report that solid strategic decisions on the fixed-income side and the equity side of the portfolio enabled your fund to outperform both of its benchmarks, the Lehman Government/Credit Bond Index and the S&P 500 Index. In addition, the fund performed better than the average for its Lipper Balanced Funds category because it held a larger stake in bonds than most of its peers -- approximately 60%/40% bond/stock mix instead of 40%/60% -- during a period in which bonds outperformed stocks (see page 7 for more performance details).

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   3.47%  -2.44%    3.14% -1.86%    3.08%  2.08%    3.24%  -0.39%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* ANTICIPATION OF RECOVERY CAUSED RISE IN BOND YIELDS

After two years of strong returns that outpaced those in the volatile equity markets, the results for the bond market were more mixed during this semiannual period. This is typical of a transitional environment and reflects the end of the Federal Reserve Board's easing cycle and the beginning of an economic recovery in the United States. Yields on Treasury bonds of all maturities rose during the period, with the sharpest rise occurring at the beginning of November. In the aftermath of September 11, investors poured money into bonds, especially short- to intermediate-maturity Treasuries. This brought yields, which were already low, to extremely low levels by the end of October. In the first two weeks of November, reports about a strengthening U.S. economy, a surging stock market, and positive news from the war in Afghanistan triggered the reversal in yields.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    9.2%

Oil and gas                5.0%

Financial                  4.8%

Electric utilities         3.6%

Insurance                  2.7%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


Since November, the bond market has been more volatile than normal, as uncertainty about the strength and timing of the recovery caused mixed reactions to reports of economic activity. A strengthening economy is viewed negatively by bond investors, because it generally sparks inflation, which diminishes the value of a bond's fixed payments. In addition, the Enron accounting scandal raised concerns about the ability of companies to make interest payments. As a result, the bond market seesawed during the first four months of 2002. In March, yields rose -- and prices declined -- as investors digested reports of stronger-than-expected economic growth as well as news that corporate accounting problems plagued more companies than just Enron. However, in April, yields dropped again and prices rose as the news about the economy turned more negative.


Fund Profile

Putnam Balanced Retirement Fund seeks high current return with relative stability of principal as a secondary objective. The fund balances its investments between value-oriented stocks and an array of fixed-income securities. This fund is suitable for investors looking to preserve capital and generate income.


* FUND SHIFTED BOND-SECTOR ALLOCATIONS

The fund's strong fixed-income showing also reflected our timely avoidance of troubled sectors. When rates rose, short- and intermediate-maturity Treasury bonds were the hardest hit, while the corporate sector was hurt by the accounting scandal. We took steps to reduce the fund's weightings in these sectors, which proved beneficial. In addition, we increased the fund's weighting in mortgage-backed securities and, to a lesser extent, in BB-rated high-yield bonds. The mortgage-backed holdings fared particularly well, as their attractive yields and comparative stability helped produce solid returns.

Lipper Analytical Services ranked Putnam Balanced Retirement Fund's class A shares 22 out of 494 (5th percentile) balanced funds tracked for 1-year performance, as of 4/30/02.

The fund's class A shares ranked 91 out of 296 and 22 out of 73 for the 5- and 10-year periods ending, respectively, as of 4/30/02. Past performance does not indicate future results. Lipper Inc. ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


We remained risk-averse and keenly aware of problem bond issues. As a result, the fund did not have any significant exposure to bonds that experienced difficulties. Certain industries in the corporate sector -- such as banking and brokerage and some industrial bonds -- performed well for some time. In response, we sold several issues that had a long run of strong performance because we did not believe there was much potential for further improvement. We allocated the proceeds from these sales to Treasuries and the mortgage- and asset-backed sectors, which we believe can still benefit. We also reduced our holdings in BB-rated corporate bonds after they performed well.

* CONSERVATIVE APPROACH DROVE STOCK PERFORMANCE

At the beginning of 2002, we started to transition the fund's stock holdings from a defensive positioning to a more cyclical one. To that end, we looked to gradually position the fund to benefit from the impending economic recovery by slowly allocating more investments into economically sensitive areas. However, we did so in a disciplined, careful, and conservative manner, paying strict attention to valuation parameters. This approach paid off, as it proved better to be more conservatively positioned in a market that was plagued by fits and starts and ended the period in negative territory. Stock investors remained uncertain about the pace of recovery in general, and business spending and possible accounting fiascoes in particular. Consumer spending held up fairly well, buoyed by falling energy prices, relatively low interest rates, 0% auto financing, and other compelling offers by retailers.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS]

TOP FIVE EQUITY HOLDINGS*

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Bank of America Corp.
Banking

Philip Morris Companies, Inc.
Tobacco

U.S. Bancorp
Financial


[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS*

Federal National Mortgage
Association
Pass-through certificates, 6 1/2s,
various due dates from May 1, 2031,
to April 1, 2032

Federal National Mortgage
Association
Pass-through certificates, 6 1/2s,
various due dates from September 1,
2010, to February 1, 2017

Federal National Mortgage Association
Pass-through certificates TBA, 7s,
May 1, 2032

Government National Mortgage
Association
Pass-through certificates, TBA, 7s,
May 1, 2032

U.S. Treasury Notes
3 3/8s,  April 30, 2004

Footnote reads:
*These holdings represent 27.3% of the fund's net assets as of 4/30/02.
 Portfolio holdings will vary over time.


This environment created a stock picker's market, rather than one driven by the performance of particular sectors. That said, we kept an overweighted position in utilities, a move that turned out well due to these stocks' attractive defensive qualities, the high yields they offered in a low interest-rate environment, and their ability to rebound from depressed stock valuations. In finance, we favored property and casualty insurers benefiting from a positive pricing cycle. At the same time, we maintained a significantly underweighted position in the struggling technology and telecommunications sectors.

Performance of the fund's equity holdings, like the fixed-income portion, benefited from what we didn't own or were underweight in, including IBM and Worldcom. Investments that provided positive performance included The Limited, which contributed positively due to the company's reduction of square footage to improve profits. Entergy, a utility, offered strong gains to boost the fund's performance as well. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

On the down side, holdings in Qwest Communications, Dynegy, and Tyco International held back fund performance. Concern about the firms' accounting practices hurt these companies, but we maintained our positions because we believed they would offer significant profit opportunities once they emerged from this cloud of concern.

* A PROLONGED WEAK RECOVERY IS EXPECTED

On the fixed-income side, we believe that the market will continue to waver in the face of slow, choppy, but generally positive economic growth. With respect to stocks, we remain cautiously optimistic. We intend to carefully pursue opportunities to increase the economic sensitivity of the portfolio, looking for more consistent signs of steady, significant economic growth. We are bullish on the economy's direction, but do not want to position the fund more aggressively until we see valuation opportunities and early signs that the recovery is underway.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. The members of the Large-Cap Value Team are Deborah Kuenstner, Michael Abata, Bart Geer, David King, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income Team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne Driscoll, D. William Kohli, Krishna Memani, James Prusko, and David Waldman.


MERGER PROPOSED FOR PUTNAM BALANCED RETIREMENT FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's Trustees have agreed to recommend the merger of Putnam Balanced Retirement Fund into The George Putnam Fund of Boston. Completion of the merger is subject to a number of conditions, including the approval of shareholders. Proxy materials will be delivered within the next few months so you can submit your vote.

The George Putnam Fund of Boston has a similar objective to that of your fund, investing in both stocks and bonds for investors seeking both growth and income. If the merger is approved, shareholders are expected to benefit from potentially lower expenses provided by a larger asset base of the merged funds.We encourage you to vote on this important matter by returning your completed proxy material. Once a registration statement relating to a merger has been filed with the SEC and is effective, you may call 1-800-225-1581 or visit www.sec.gov for a free copy of the prospectus/proxy statement. Please read this important information carefully.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (4/19/85)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.47%  -2.44%   3.14%  -1.86%   3.08%   2.08%   3.24%  -0.39%
------------------------------------------------------------------------------
1 year            3.63   -2.36    2.94   -2.02    2.84    1.85    3.15   -0.50
------------------------------------------------------------------------------
5 years          45.21   36.83   40.11   38.16   39.90   39.90   41.65   36.74
Annual average    7.75    6.47    6.98    6.68    6.94    6.94    7.21    6.46
------------------------------------------------------------------------------
10 years        159.46  144.61  141.06  141.06  140.76  140.76  146.99  138.39
Annual average   10.00    9.36    9.20    9.20    9.18    9.18    9.46    9.08
------------------------------------------------------------------------------
Annual average
(life of fund)    9.98    9.60    9.09    9.09    9.16     916    9.36    9.13
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                   Standard           Lehman         S&P/Barra       Lehman
                   & Poor's         Govt./Credit     500 Value      Aggregate         Consumer
                   500 Index         Bond Index       Index*       Bond Index*       price index
----------------------------------------------------------------------------------------------------
6 months              2.31%           -1.00%          3.91%          -0.01%             1.07%
----------------------------------------------------------------------------------------------------
1 year              -12.63             7.48         -14.86            7.84              1.53
----------------------------------------------------------------------------------------------------
5 years              43.91            43.89          43.47           44.65             12.12
Annual average        7.55             7.55           7.49            7.66              2.31
----------------------------------------------------------------------------------------------------
10 years            216.89           106.58         213.08          106.29             28.67
Annual average       12.23             7.53          12.09            7.51              2.55
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)       14.02             9.04          13.48            9.17              3.10
----------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 511 funds in the Lipper Balanced Funds category over the 6 months ended 4/30/02 was 2.12%. Over the 1-, 5-, and 10-year periods ended 4/30/02, annualized returns for the category were -4.92%, 6.57%, and 9.22%, respectively.

*These indices will replace the S&P 500 Index and the Lehman
 Government/Credit Index as the benchmarks for this fund. After a recent review of fund benchmarks, Putnam Management has determined that the securities tracked by these indexes more accurately reflect the types of securities generally held by the fund.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2             2             2             2
------------------------------------------------------------------------------
Income               $0.220        $0.184        $0.189        $0.195
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.220        $0.184        $0.189        $0.195
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $10.23  $10.85    $10.12        $10.17    $10.16  $10.53
------------------------------------------------------------------------------
4/30/02           10.36   10.99     10.25         10.29     10.29   10.66
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1             4.25%   4.00%     3.59%         3.65%     3.81%   3.68%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2            3.56    3.36      2.81          2.81      3.06    2.95
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/19/85)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.28%  -1.71%   3.85%  -1.15%   3.89%   2.88%   3.95%   0.28%
------------------------------------------------------------------------------
1 year            5.65   -0.46    4.87   -0.13    4.86    3.86    5.08    1.40
------------------------------------------------------------------------------
5 years          48.85   40.34   43.51   41.52   43.49   43.49   45.22   40.08
Annual average    8.28    7.01    7.49    7.19    7.49    7.49    7.75    6.97
------------------------------------------------------------------------------
10 years        165.38  150.18  146.50  146.50  146.23  146.23  152.55  143.59
Annual average   10.25    9.60    9.44    9.44    9.43    9.43    9.71    9.31
------------------------------------------------------------------------------
Annual average
(life of fund)   10.05    9.67    9.15    9.15    9.23    9.23    9.42    9.20
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Lehman Aggregate Bond Index* is an unmanaged index used as a general measure of U.S. fixed-income securities.

The Lehman Government/Credit Bond Index* is an unmanaged index of U.S fixed-income securities.

The S&P 500 Index* is an unmanaged index of common  stock performance.

The S&P/Barra 500 Value Index* is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

COMMON STOCKS (41.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             17,500 Valassis Communications, Inc. (NON)                                               $     654,325

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
             49,000 Boeing Co. (The)                                                                      2,185,400
             24,400 Lockheed Martin Corp.                                                                 1,534,760
             26,300 Northrop Grumman Corp.                                                                3,173,358
                                                                                                      -------------
                                                                                                          6,893,518

Agriculture (0.1%)
-------------------------------------------------------------------------------------------------------------------
             20,500 Monsanto Co.                                                                            631,400
                110 PSF Holdings, LLC Class A                                                               231,273
                                                                                                      -------------
                                                                                                            862,673

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
             33,100 Delphi Automotive Systems Corp.                                                         514,705
             26,400 Ford Motor Co.                                                                          422,400
                                                                                                      -------------
                                                                                                            937,105

Banking (6.6%)
-------------------------------------------------------------------------------------------------------------------
            141,500 Bank of America Corp.                                                                10,255,920
             56,800 Bank of New York Company, Inc. (The)                                                  2,078,312
             19,500 Banknorth Group, Inc.                                                                   514,605
             23,300 BB&T Corp.                                                                              887,264
            172,500 Charter One Financial, Inc.                                                           6,103,050
            100,300 Comerica, Inc.                                                                        6,303,855
             42,200 FleetBoston Financial Corp.                                                           1,489,660
              9,400 Greenpoint Financial Corp.                                                              464,830
            121,000 JPMorgan Chase & Co.                                                                  4,247,100
             30,100 M&T Bank Corp.                                                                        2,569,938
             90,200 Mellon Financial Corp.                                                                3,405,952
             11,800 Mercantile Bankshares Corp.                                                             485,688
            369,600 U.S. Bancorp                                                                          8,759,520
            120,500 Wachovia Corp.                                                                        4,583,820
            123,900 Washington Mutual, Inc.                                                               4,674,747
             85,800 Wells Fargo & Co.                                                                     4,388,670
             15,100 Zions Bancorporation                                                                    816,608
                                                                                                      -------------
                                                                                                         62,029,539

Beverage (0.6%)
-------------------------------------------------------------------------------------------------------------------
             19,400 Brown-Forman Corp. Class B                                                            1,525,228
             86,400 Coca-Cola Enterprises, Inc.                                                           1,695,168
             89,600 Pepsi Bottling Group, Inc. (The)                                                      2,566,144
                                                                                                      -------------
                                                                                                          5,786,540

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            114,600 Charter Communications, Inc. Class A (NON)                                              938,574
             48,400 Comcast Corp. Class A (NON)                                                           1,294,700
                                                                                                      -------------
                                                                                                          2,233,274

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
              5,700 Eaton Corp.                                                                             482,277

Chemicals (0.8%)
-------------------------------------------------------------------------------------------------------------------
             51,600 E.I. du Pont de Nemours & Co.                                                         2,296,200
             91,300 Engelhard Corp.                                                                       2,777,346
             31,500 PPG Industries, Inc.                                                                  1,647,765
             18,600 Rohm & Haas Co.                                                                         690,246
                                                                                                      -------------
                                                                                                          7,411,557

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
             32,900 Peabody Energy Corp.                                                                    889,287

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
             31,800 ServiceMaster Co. (The)                                                                 445,200

Computers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            348,200 Compaq Computer Corp.                                                                 3,534,230
            182,600 Hewlett-Packard Co.                                                                   3,122,460
             21,700 IBM Corp.                                                                             1,817,592
             36,500 NCR Corp. (NON)                                                                       1,418,390
                                                                                                      -------------
                                                                                                          9,892,672

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------------------------
              1,300 Berkshire Hathaway, Inc. Class B (NON)                                                3,162,900
             80,100 Cooper Industries, Inc.                                                               3,508,380
             44,100 Honeywell International, Inc.                                                         1,617,588
            130,000 Tyco International, Ltd. (Bermuda)                                                    2,398,500
                                                                                                      -------------
                                                                                                         10,687,368

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
             34,200 Household International, Inc.                                                         1,993,518

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
            108,100 Fortune Brands, Inc.                                                                  5,649,306
             61,100 Kimberly-Clark Corp.                                                                  3,978,832
                                                                                                      -------------
                                                                                                          9,628,138

Electric Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------
             66,100 Cinergy Corp.                                                                         2,348,533
             28,000 Constellation Energy Group, Inc.                                                        893,760
             16,400 Dominion Resources, Inc.                                                              1,089,288
            113,300 DPL, Inc.                                                                             2,948,066
              6,500 DTE Energy Co.                                                                          294,710
             42,800 Duke Energy Corp.                                                                     1,640,524
             49,900 Edison International (NON)                                                              905,685
             71,800 Entergy Corp.                                                                         3,331,520
             29,600 FirstEnergy Corp.                                                                       985,680
             11,000 FPL Group, Inc.                                                                         698,390
             67,500 Northeast Utilities                                                                   1,350,000
             25,800 PPL Corp.                                                                               983,238
             78,500 Progress Energy, Inc.                                                                 4,073,365
             58,400 Reliant Energy, Inc.                                                                  1,482,192
                                                                                                      -------------
                                                                                                         23,024,951

Electronics (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,000 Avnet, Inc.                                                                             358,680
             84,800 Motorola, Inc.                                                                        1,305,920
             32,100 W.W. Grainger, Inc.                                                                   1,799,847
                                                                                                      -------------
                                                                                                          3,464,447

Financial (2.7%)
-------------------------------------------------------------------------------------------------------------------
            361,200 Citigroup, Inc.                                                                      15,639,960
            266,399 Contifinancial Corp. Liquidating Trust units (NON)                                       13,320
             68,300 Fannie Mae                                                                            5,390,919
             72,400 Freddie Mac                                                                           4,731,340
                                                                                                      -------------
                                                                                                         25,775,539

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             42,000 General Mills, Inc.                                                                   1,850,100
             67,500 H.J. Heinz Co.                                                                        2,834,325
                                                                                                      -------------
                                                                                                          4,684,425

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                748 Fitzgerald Gaming Corp. (NON)                                                                 7

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------------
             61,100 HCA, Inc.                                                                             2,919,969

Health Care Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             53,200 Anthem, Inc. (NON)                                                                    3,628,240
             42,000 CIGNA Corp.                                                                           4,578,000
                569 Genesis Health Ventures, Inc. (NON)                                                      10,697
                                                                                                      -------------
                                                                                                          8,216,937

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Newell Rubbermaid, Inc.                                                                 690,800

Insurance (2.7%)
-------------------------------------------------------------------------------------------------------------------
            138,700 ACE, Ltd. (Bermuda)                                                                   6,036,224
             34,300 AMBAC Financial Group, Inc.                                                           2,156,098
             26,900 American International Group, Inc.                                                    1,859,328
              7,100 Chubb Corp. (The)                                                                       544,570
             26,200 Hartford Financial Services Group, Inc. (The)                                         1,815,660
             15,900 MBIA, Inc.                                                                              857,487
             25,200 PMI Group, Inc. (The)                                                                 2,044,224
             79,000 Radian Group, Inc.                                                                    4,100,100
             33,600 Travelers Property Casualty Corp. Class A (NON)                                         624,624
             20,200 UnumProvident Corp.                                                                     570,448
             55,700 XL Capital, Ltd. Class A (Bermuda)                                                    5,255,295
                                                                                                      -------------
                                                                                                         25,864,058

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------------------------------------------
             29,600 Lehman Brothers Holdings, Inc.                                                        1,746,400
            109,500 Merrill Lynch & Company, Inc.                                                         4,592,430
             75,800 Morgan Stanley Dean Witter & Co.                                                      3,617,176
                                                                                                      -------------
                                                                                                          9,956,006

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
            139,300 Cendant Corp. (NON)                                                                   2,506,007
             30,700 Marriott International, Inc. Class A                                                  1,348,958
             44,900 Royal Caribbean Cruises, Ltd.                                                         1,059,191
                                                                                                      -------------
                                                                                                          4,914,156

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
             28,000 Ingersoll-Rand Co. Class A (Bermuda)                                                  1,398,600
             48,400 Parker-Hannifin Corp.                                                                 2,417,580
                                                                                                      -------------
                                                                                                          3,816,180

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
              9,900 Illinois Tool Works, Inc.                                                               713,790

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
            245,700 Liberty Media Corp. Class A (South Korea) (NON)                                       2,628,990
             80,400 USA Networks, Inc. (NON)                                                              2,404,764
            189,400 Walt Disney Co. (The)                                                                 4,390,292
                                                                                                      -------------
                                                                                                          9,424,046

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
             52,700 Pall Corp.                                                                            1,096,160
             15,200 Zimmer Holdings, Inc. (NON)                                                             527,592
                                                                                                      -------------
                                                                                                          1,623,752

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             36,100 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                      641,136

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
             92,500 Dynegy, Inc. Class A                                                                  1,665,000
             57,300 El Paso Corp.                                                                         2,292,000
             25,800 National Fuel Gas Co.                                                                   614,556
                                                                                                      -------------
                                                                                                          4,571,556

Oil & Gas (3.9%)
-------------------------------------------------------------------------------------------------------------------
             18,300 ChevronTexaco Corp.                                                                   1,586,793
            107,200 Conoco, Inc.                                                                          3,006,960
             27,000 Devon Energy Corp.                                                                    1,331,370
            395,800 Exxon Mobil Corp. (SEG)                                                              15,899,286
             52,400 Marathon Oil Corp.                                                                    1,522,744
             53,500 Phillips Petroleum Co.                                                                3,199,835
             48,500 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       2,534,610
             59,200 TotalFinaElf SA ADR (France)                                                          4,482,032
             89,100 Unocal Corp.                                                                          3,313,629
             10,400 Valero Energy Corp.                                                                     448,864
                                                                                                      -------------
                                                                                                         37,326,123

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
            223,500 Abitibi-Consolidated, Inc. (Canada)                                                   2,011,500
             40,300 Boise Cascade Corp.                                                                   1,364,961
             73,200 International Paper Co.                                                               3,032,676
            143,400 Smurfit-Stone Container Corp. (NON)                                                   2,328,816
             95,900 Sonoco Products Co.                                                                   2,771,510
             22,500 Weyerhaeuser Co.                                                                      1,341,225
                                                                                                      -------------
                                                                                                         12,850,688

Pharmaceuticals (1.2%)
-------------------------------------------------------------------------------------------------------------------
             35,700 Abbott Laboratories                                                                   1,926,015
             59,600 Bristol-Myers Squibb Co.                                                              1,716,480
             20,800 Johnson & Johnson                                                                     1,328,288
            105,500 Merck & Company, Inc.                                                                 5,732,870
             41,300 Schering-Plough Corp.                                                                 1,127,490
                                                                                                      -------------
                                                                                                         11,831,143

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             36,800 Tribune Co.                                                                           1,625,456

Railroads (0.7%)
-------------------------------------------------------------------------------------------------------------------
             23,600 CSX Corp.                                                                               853,612
            109,500 Union Pacific Corp.                                                                   6,219,600
                                                                                                      -------------
                                                                                                          7,073,212

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
             97,800 Archstone-Smith Trust (R)                                                             2,636,688
             11,000 Boston Properties, Inc. (R)                                                             428,780
             80,100 Equity Office Properties Trust (R)                                                    2,293,263
            162,600 Equity Residential Properties Trust (R)                                               4,585,320
                                                                                                      -------------
                                                                                                          9,944,051

Regional Bells (2.0%)
-------------------------------------------------------------------------------------------------------------------
            147,200 BellSouth Corp.                                                                       4,467,520
            203,400 SBC Communications, Inc.                                                              6,317,604
            212,500 Verizon Communications, Inc.                                                          8,523,375
                                                                                                      -------------
                                                                                                         19,308,499

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
                 25 AmeriKing, Inc. (NON)                                                                        --
             19,700 Darden Restaurants, Inc.                                                                786,030
            137,100 McDonald's Corp.                                                                      3,893,640
             15,100 Tricon Global Restaurants, Inc. (NON)                                                   952,206
                                                                                                      -------------
                                                                                                          5,631,876

Retail (1.7%)
-------------------------------------------------------------------------------------------------------------------
             55,400 Federated Department Stores, Inc. (NON)                                               2,201,042
            157,700 JC Penney Company, Inc.                                                               3,428,398
            169,200 Kroger Co. (NON)                                                                      3,852,684
            131,800 Limited, Inc. (The)                                                                   2,525,288
             23,300 May Department Stores Co.                                                               808,044
             31,500 Office Depot, Inc. (NON)                                                                602,910
             75,600 Rite Aid Corp. (NON)                                                                    239,652
             23,900 Safeway, Inc. (NON)                                                                   1,002,605
             42,200 TJX Companies, Inc. (The)                                                             1,839,076
                                                                                                      -------------
                                                                                                         16,499,699

Software (0.3%)
-------------------------------------------------------------------------------------------------------------------
             97,400 BMC Software, Inc. (NON)                                                              1,408,404
             90,100 Computer Associates International, Inc.                                               1,675,860
                                                                                                      -------------
                                                                                                          3,084,264

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
             63,900 Flextronics International, Ltd. (Singapore) (NON)                                       885,015

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,400 KPMG Consulting, Inc. (NON)                                                           1,232,000

Telecommunications (0.6%)
-------------------------------------------------------------------------------------------------------------------
             24,200 ALLTEL Corp.                                                                          1,197,900
            107,600 AT&T Wireless Services, Inc. (NON)                                                      963,020
             66,900 Citizens Communications Co. (NON)                                                       620,163
            195,700 Qwest Communications International, Inc.                                                984,371
            145,400 Sprint Corp. (FON Group)                                                              2,304,590
                                                                                                      -------------
                                                                                                          6,070,044

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
            169,200 Philip Morris Companies, Inc.                                                         9,209,556

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
            209,500 Republic Services, Inc. (NON)                                                         4,148,100
             82,500 Waste Management, Inc.                                                                2,173,050
                                                                                                      -------------
                                                                                                          6,321,150
                                                                                                      -------------
                    Total Common Stocks (cost $367,237,044)                                           $ 400,021,522
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (37.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (28.2%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
$        33,540,000 7s, TBA, with due dates from May 1, 2017 to May 1, 2032                           $  34,735,783
         21,038,000 6 1/2s, TBA, May 1, 2032                                                             21,287,931
         16,190,000 6s, TBA, May 1, 2032                                                                 15,997,825
                    Federal National Mortgage Association Pass-Through Certificates
             12,548 8s, February 1, 2027                                                                     13,290
         12,430,159 7 1/2s, with due dates from September 1, 2022 to July 1, 2031                        12,987,824
            579,086 7s, with due dates from November 1, 2029 to October 1, 2030                             598,098
          3,740,417 7s, with due dates from December 1, 2007 to April 1, 2017                             3,916,790
         60,843,605 6 1/2s, with due dates from May 1, 2031 to April 1, 2032                             61,643,091
         39,509,346 6 1/2s, with due dates from September 1, 2010 to February 1, 2017                    40,772,049
         15,199,173 6s, with due dates from May 1, 2016 to September 1, 2029                             15,419,319
         32,891,000 Government National Mortgage Association 7s, TBA, May 1, 2032                        33,959,958
                    Government National Mortgage Association Pass-Through Certificates
          8,367,476 8s, with due dates from January 15, 2022 to December 15, 2027                         8,927,134
            787,645 7 1/2s, August 15, 2029                                                                 827,768
          7,157,038 7s, with due dates from April 15, 2023 to December 15, 2028                           7,430,021
         10,303,975 6 1/2s, with due dates from September 15, 2024 to
                    February 15, 2032                                                                    10,466,553
                                                                                                      -------------
                                                                                                        268,983,434

U.S. Treasury Obligations (9.7%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          3,725,000 8s, November 15, 2021                                                                 4,717,377
          1,445,000 6 1/4s, May 15, 2030                                                                  1,550,442
          2,415,000 6s, February 15, 2026                                                                 2,491,217
                    U.S. Treasury Bonds
         10,635,000 5 3/8s, February 15, 2031                                                            10,292,659
                    U.S. Treasury Notes
          1,110,000 7s, July 15, 2006                                                                     1,222,732
          8,675,000 6 5/8s, May 15, 2007                                                                  9,476,050
          1,800,000 5 3/4s, August 15, 2010                                                               1,884,096
         19,475,000 4 7/8s, February 15, 2012                                                            19,143,341
          4,000,000 4 5/8s, May 15, 2006                                                                  4,052,480
          8,345,000 3 1/2s, November 15, 2006                                                             8,034,649
         29,180,000 3 3/8s, April 30, 2004                                                               29,252,950
                                                                                                      -------------
                                                                                                         92,117,993
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $358,868,300)                                                               $ 361,101,427

CORPORATE BONDS AND NOTES (16.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
$            40,000 Telehub Communications Corp. company guaranty
                    13 7/8s, 2005 (In default) (NON)                                                  $           1

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,185,000 Boeing Co. (The) deb. 6 5/8s, 2038                                                    1,133,025
            840,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                997,844
            710,000 Raytheon Co. notes 8.3s, 2010                                                           783,812
          2,240,000 Raytheon Co. notes 8.2s, 2006                                                         2,416,893
          2,040,000 Raytheon Co. notes 6.15s, 2008                                                        2,014,051
                                                                                                      -------------
                                                                                                          7,345,625

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,225,884 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               1,142,046

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            895,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                     991,982
            630,000 Dana Corp. notes 9s, 2011                                                               644,175
          1,455,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     1,247,677
            710,000 Ford Motor Co. notes 7.45s, 2031                                                        670,723
            580,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    610,027
                                                                                                      -------------
                                                                                                          4,164,584

Banking (2.5%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Bank of America Corp. sub. notes 7.4s, 2011                                             322,698
          2,320,000 Bank United Corp. notes Ser. A, 8s, 2009                                              2,523,789
            615,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                                611,814
            665,000 BankBoston NA sub. notes Ser. BKNT, 6 3/8s, 2008                                        678,466
          1,885,000 Citicorp sub. notes 6 3/8s, 2008                                                      1,930,146
            640,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   687,622
            750,000 Colonial Bank sub. notes 8s, 2009                                                       746,183
             15,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    13,488
            600,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  645,036
            470,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                           480,035
            585,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  584,345
            755,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   833,118
          1,125,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                1,115,370
            475,000 National City Corp. sub. notes 7.2s, 2005                                               506,578
            850,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       910,537
            720,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          697,126
          2,240,000 Norwest Corp. notes Ser. G, 6 7/8s, 2006                                              2,396,419
          2,985,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                        2,900,554
             15,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                      15,318
          1,430,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       1,445,501
            995,000 Royal Bank of Scotland Group PLC bonds Ser. 2,
                    8.817s, 2005 (United Kingdom)                                                         1,080,192
            620,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         678,900
            790,000 Wachovia Corp. notes 4.95s, 2006                                                        783,633
            910,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          906,697
                                                                                                      -------------
                                                                                                         23,493,565

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------------
            530,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                   537,261
            700,000 News America Holdings, Inc. deb. 7.7s, 2025                                             666,701
            290,000 News America, Inc. sr. notes 6 5/8s, 2008                                               290,534
                                                                                                      -------------
                                                                                                          1,494,496

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Building Materials Corp. company guaranty 8s, 2008                                       57,400
            110,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010
                    (In default) (NON)                                                                       23,100
                                                                                                      -------------
                                                                                                             80,500

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             75,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           76,875
             40,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s,
                    2010 (In default) (NON)                                                                  16,400
            410,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s,
                    2008 (In default) (NON)                                                                 164,000
                                                                                                      -------------
                                                                                                            257,275

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               85,400
            680,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                  669,800
             30,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                            33,150
             70,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                  78,300
            260,000 IMC Global, Inc. notes 6.55s, 2005                                                      249,051
            640,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   633,600
            290,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              285,650
            180,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   183,600
            120,000 Millenium America, Inc. company guaranty 7s, 2006                                       115,433
                                                                                                      -------------
                                                                                                          2,333,984

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            975,000 IBM Corp. deb. 7 1/8s, 2096                                                             966,381

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,065,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           1,636,513

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Capital One Financial Corp. notes 7 1/4s, 2006                                          298,986
            730,000 Caterpillar Financial Services Corp. sr. notes 5.95s, 2006                              753,148
            550,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      170,500
          1,040,000 General Motors Acceptance Corp. notes 7s, 2012                                        1,045,745
          1,015,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                    1,026,195
          1,530,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                           1,540,358
                                                                                                      -------------
                                                                                                          4,834,932

Electric Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     1,043,904
            370,000 Avista Corp. sr. notes 9 3/4s, 2008                                                     397,143
            760,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      795,994
            380,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         383,808
          1,785,000 DPL, Inc. bonds 8 1/8s, 2031                                                          1,722,630
          2,235,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          2,132,972
            590,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     647,525
                441 Northeast Utilities notes Ser. A, 8.58s, 2006                                               476
            630,000 Northwestern Corp. 144A notes 8 3/4s, 2012                                              636,120
            720,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006                                                 691,690
          1,375,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      1,390,156
                                                                                                      -------------
                                                                                                          9,842,418

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Sequa Corp. sr. notes 9s, 2009                                                          385,700

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   302,325
          1,240,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       1,239,777
                                                                                                      -------------
                                                                                                          1,542,102

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,450,000 Viacom, Inc. company guaranty 7 7/8s, 2030                                            2,603,591

Financial (4.0%)
-------------------------------------------------------------------------------------------------------------------
          1,065,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    1,176,729
          1,515,000 American General Corp. sr. notes 6 5/8s, 2029                                         1,488,352
            700,000 Associates Corp. sr. notes 6 1/4s, 2008                                                 715,820
            705,000 Associates First Capital Corp. deb. 6.95s, 2018                                         717,627
            565,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                    624,099
          1,200,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                1,183,692
            890,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  275,900
            130,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                            110,552
          6,535,000 Fannie Mae bonds 7 1/4s, 2030                                                         7,348,804
          8,371,000 Fannie Mae bonds 7 1/4s, 2010                                                         9,306,208
            155,000 Fannie Mae bonds 6 5/8s, 2030                                                           161,975
            525,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              528,528
            215,000 Ford Motor Credit Corp. notes 7.6s, 2005                                                222,910
          1,500,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,511,775
          2,910,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                            2,891,110
            510,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            472,877
            815,000 Household Finance Corp. notes 6 1/2s, 2008                                              812,164
            335,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         320,210
          1,300,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      1,021,462
            455,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             366,871
          1,210,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                  1,209,505
            290,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                316,100
          1,445,000 Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                       1,542,971
          1,595,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                      1,667,812
            955,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             401,100
          1,905,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       1,911,210
                                                                                                      -------------
                                                                                                         38,306,363

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                  2,099,226

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            170,000 International Game Technology sr. notes 7 7/8s, 2004                                    176,800
            320,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              351,200
            110,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          121,275
            190,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          197,600
            410,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  415,125
             20,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                              20,700
            100,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                    98,339
            480,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              512,400
                                                                                                      -------------
                                                                                                          1,893,439

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            400,000 HCA, Inc. med. term notes 8.7s, 2010                                                    442,148
             30,000 HCA, Inc. med. term notes 6.63s, 2045                                                    30,096
            180,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                   1,800
             50,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                            250
            220,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         22
                                                                                                      -------------
                                                                                                            474,316

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            680,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             669,800
            190,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  190,950
                                                                                                      -------------
                                                                                                            860,750

Industrial (0.4%)
-------------------------------------------------------------------------------------------------------------------
          4,300,000 TRAINS 5-2002 144A sec. notes FRN 5.996s, 2007                                        4,292,217

Investment Banking/Brokerage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,155,000 Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                               1,165,187

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
            340,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     359,550
            540,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                  550,030
            850,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              834,063
                                                                                                      -------------
                                                                                                          1,743,643

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Case Corp. notes 7 1/4s, 2016                                                            60,400
          2,345,000 Caterpillar, Inc. notes 6.55s, 2011                                                   2,426,559
                                                                                                      -------------
                                                                                                          2,486,959

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,215,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              1,132,769

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             75,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                               8
             50,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                               5
                                                                                                      -------------
                                                                                                                 13

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
            275,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            277,063
             18,710 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)                       6,549
            220,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                               1,100
                                                                                                      -------------
                                                                                                            284,712

Oil & Gas (1.3%)
-------------------------------------------------------------------------------------------------------------------
            920,000 Conoco Funding Co. company guaranty 6.35s, 2011                                         929,918
          1,385,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       1,394,009
            480,000 El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                      494,400
            370,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              394,975
          1,870,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    1,956,114
            160,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         156,000
          1,720,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  1,733,485
          2,135,000 Occidental Petroleum Corp. 144A Structured Notes
                    (issued by STEERS Credit Trust 2001) 6.019s, 2004                                     2,188,375
          1,495,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             1,732,152
             60,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              66,900
            360,000 Transcontinental Gas Pipeline Corp. notes Ser. B, 7s, 2011                              348,019
            645,000 Union Oil Company of California company guaranty 7 1/2s, 2029                           674,090
            405,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    425,752
                                                                                                      -------------
                                                                                                         12,494,189

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Boise Cascade Corp. notes 7 1/2s, 2008                                                  332,856
            915,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                890,030
            140,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          149,100
            870,000 Weyerhaeuser Co. 144A bonds 7 3/8s, 2032                                                873,115
            725,000 Weyerhaeuser Co. 144A notes 6 3/4s, 2012                                                731,402
                                                                                                      -------------
                                                                                                          2,976,503

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Xerox Cap Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                    45,875
             70,000 Xerox Corp. notes 5 1/2s, 2003                                                           65,275
            130,000 Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                  121,225
            320,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 305,600
                                                                                                      -------------
                                                                                                            537,975

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                1,245,000
             35,000 Midland Funding II debs. Ser. A, 11 3/4s, 2005                                           38,438
            127,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      116,840
                                                                                                      -------------
                                                                                                          1,400,278

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
            210,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            180,600

Railroads (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 1,068,501
          2,440,000 Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                         2,492,558
                                                                                                      -------------
                                                                                                          3,561,059

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,425,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       1,419,314

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                               307,613
            970,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               708,100
            435,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                     431,428
                                                                                                      -------------
                                                                                                          1,447,141

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                  225,750
            190,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   192,850
                                                                                                      -------------
                                                                                                            418,600

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Dillards, Inc. notes 6.43s, 2004                                                        116,908
            690,000 JC Penney Company, Inc. notes 7.6s, 2007                                                683,100
            145,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              153,700
            115,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               107,982
            270,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  260,280
                                                                                                      -------------
                                                                                                          1,321,970

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                         97,088

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,235,372 Calpoint Receivable Structured Trust 2001 144A bonds
                    7.44s, 2006                                                                           1,000,651
          1,070,000 Cingular Wireless 144A notes 5 5/8s, 2006                                             1,042,758
            720,000 France Telecom notes 7 3/4s, 2011 (France)                                              733,615
            490,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                              490,886
          1,635,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                    1,548,492
            725,000 Sprint Capital Corp. 144A bonds 8 3/4s, 2032                                            692,150
          1,915,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                        1,838,438
                                                                                                      -------------
                                                                                                          7,346,990

Telephone (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,010,000 WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                        954,750

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           10,000

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,120,000 Philip Morris Companies, Inc. notes 7 1/2s, 2004                                      1,186,539
            600,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        633,252
                                                                                                      -------------
                                                                                                          1,819,791

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Hasbro, Inc. notes 6.15s, 2008                                                          118,300

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,090,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        855,650
          1,335,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         1,315,171
                                                                                                      -------------
                                                                                                          2,170,821

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            855,000
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $158,552,571)                               $ 155,993,677

COLLATERALIZED MORTGAGE OBLIGATIONS (4.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
$         5,730,000 Ser. 02-BC1, Class AIO, Interest Only (IO), 6s, 2005                              $     473,397
         12,852,000 Ser. 01-BC6, Class AIO, IO, 6s, 2004                                                  1,008,079
            521,000 Ser. 02-BC1, Class M2, FRN, 2.95s, 2032                                                 514,694
            357,242 Arc Net Interest Margin Trust FRN Ser. 01-5A,
                    Class A, 2.54s, 2008                                                                    356,348
          2,760,323 Banc of America Commercial Mortgage, Inc. Ser. 01-PB1,
                    Class XC, IO, 0.8s, 2035                                                                126,910
            545,000 Bear Stearns Commercial Mortgage Securitization Corp.
                    Ser. 02-TOP6, Class A2, 6.46s, 2012                                                     561,009
            510,059 Chase Commercial Mortgage Securities Corp. Ser. 98-1,
                    Class A1, 6.34s, 2006                                                                   529,087
         15,439,195 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    IO, 1.16s, 2020                                                                         894,991
            975,000 Countrywide Home Loan Ser. 98-A12, Class A14, 8s, 2028                                1,037,766
                    CS First Boston Mortgage Securities Corp.
            654,449 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      667,516
            193,365 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                    191,942
          3,036,952 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A,
                    6.93s, 2009                                                                           3,202,405
                    Fannie Mae
          2,867,532 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    3,044,961
          3,495,150 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    3,711,413
          4,899,703 Ser. 319, Class 2, IO, 6 1/2s, 2032                                                   1,352,012
          1,836,040 Ser. 01-67, Class IA, IO, 6s, 2019                                                      191,360
         28,931,413 Ser. 01-T12, IO, 0.57s, 2041                                                            533,423
         21,355,331 Ser. 02-T1, IO, 0.43s, 2031                                                             295,304
            156,638 Ser. 01-T7, Principal Only (PO), zero %, 2031                                           104,556
            128,709 Ser. 00-T6, PO, zero %, 2030                                                             85,913
             92,220 Ser. 01-T3, PO, zero %, 2029                                                             61,557
            469,081 Ser. 01-T4, PO, zero %, 2028                                                            313,111
             31,022 Ser. 01-T1, PO, zero %, 2028                                                             20,707
          3,725,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
                    7.77s, 2027                                                                           4,066,285
            145,000 First Union National Bank Commercial Mortgage 144A
                    Ser. 01-C4, Class F, 6.79s, 2033                                                        150,409
                    Freddie Mac
          1,735,000 Ser. 2028, Class SG, IO, 9.75s, 2023                                                    614,841
          1,653,200 Ser. 2422, Class IB, IO, 6.5s, 2028                                                     251,596
          5,207,945 Ser. 2422, Class DI, IO, 6.5s, 2022                                                     633,091
            944,300 Ser. 2406, Class PI, IO, 6.5s, 2021                                                     125,930
          2,439,913 Ser. 2382, Class IM, IO, 6s, 2021                                                       237,065
          3,858,826 Ser. 2366, Class IA, IO, 6s, 2019                                                       617,412
            740,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            750,501
          2,463,029 General Growth Properties-Mall Properties Trust FRB
                    Ser. 01-C1A, Class D3, 4.11s, 2014                                                    2,463,029
            218,494 General Growth Properties-Mall Properties Trust 144A
                    Ser. 01-C1A, Class D2, 5.89s, 2011                                                      214,026
          1,922,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2,
                    Class A2, 6.55s, 2007                                                                 1,989,270
          1,383,981 Government National Mortgage Association Ser. 98-2,
                    Class EA, PO, zero %, 2028                                                            1,148,219
          1,145,000 GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2,
                    6.615s, 2016                                                                          1,145,474
             58,000 Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                              61,244
                    Housing Securities, Inc.
            252,193 Ser. 93-F, Class F9M2, 7s, 2023                                                         254,231
             74,554 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       70,674
            515,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2,
                    Class B, 7.425s, 2009                                                                   559,226
                    LB-UBS Commercial Mortgage Trust
          2,765,000 Ser. 00-C5, Class A2, 6.51s, 2010                                                     2,870,040
          2,425,000 Ser. 01-C3, Class A2, 6.37s, 2011                                                     2,492,445
          9,845,581 LB-UBS Commercial Mortgage Trust 144A Ser. 01-C7,
                    Class XCL, IO, 0.83s, 2033                                                              389,540
                    Merrill Lynch Mortgage Investors, Inc.
            520,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        503,648
            282,788 Ser. 98-C2, Class A1, 6.22s, 2030                                                       293,223
                    Morgan Stanley Dean Witter Capital I
            260,000 Ser. 00, Class B, 7.638s, 2010                                                          286,894
            196,415 Ser. 01-IQA, Class A1, 4.57s, 2006                                                      195,963
                    Morgan Stanley Dean Witter Capital I 144A FRB
            319,919 Ser. 01-XLF, Class D, 3.34s, 2013                                                       319,419
            204,984 Ser. 01-XLF, Class E, 3.343s, 2013                                                      202,774
            205,262 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      208,685
            102,945 Prudential Home Mortgage Securities 144A Ser. 94-31,
                    Class B3, 8s, 2009                                                                      103,621
            540,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class G, 7.52s, 2010                                                                    561,178
          1,468,509 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                  1,555,885
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $43,717,195)                      $  44,614,299

ASSET-BACKED SECURITIES (3.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           216,965 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                    $     213,032
            504,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                            538,237
            598,618 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A,
                    7 3/4s, 2032                                                                            592,725
            516,460 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           511,376
                    Asset Backed Securities Corp. Home Equity Loan Trust
          8,213,000 Ser. 02-HE1, Class AIO, IO, 6 1/2s, 2032                                                817,448
          1,104,000 Ser. 02-HE2, Class M2, FRN, 2.974s, 2032                                              1,093,823
          1,475,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.8s, 2007                         1,475,000
         86,255,000 Bayview Financial Acquisition Trust 144A Ser. 02-XA, Class AIO1,
                    IO, 1.33s, 2005                                                                       1,105,142
                    Conseco Finance Securitizations Corp.
            900,000 Ser. 02-1, Class M2, 9.546s, 2033                                                       908,307
            760,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         715,448
          3,480,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      3,710,992
          1,870,000 Ser. 00-5, Class A6, 7.96s, 2032                                                      1,982,118
          1,665,000 Ser. 01-04, Class A4, 7.36s, 2019                                                     1,675,588
          1,110,000 Ser. 01-3, Class A4, 6.91s, 2031                                                      1,080,863
          3,220,000 Ser. 02-1, Class A, 6.681s, 2033                                                      3,240,254
          9,792,535 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class APIO, IO, 5s, 2025                                                                773,082
            624,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A,
                    FRB, 3.99s, 2007                                                                        625,365
          1,061,818 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           1,088,115
            281,000 Lehman Abs Manufactured Housing Contract Ser. 01-B,
                    Class A6, 6.467s, 2028                                                                  272,849
          7,288,588 Lehman Manufactured Housing Ser. 98-1, Class 1, 0.82s, 2028                             156,875
                    Madison Avenue Manufactured Housing Contract
            829,759 Ser. 02-A, Class B1, FRN, 5.1s, 2032                                                    622,319
         61,378,582 Ser. 02-A, IO, 0.3s, 2032                                                               709,690
            465,746 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                           455,267
                    Morgan Stanley Dean Witter Capital I, Class B1, FRN
          1,227,000 Ser. 01-NC4, 4.35s, 2032                                                              1,218,756
            290,000 Ser. 01-NC3, 4.3s, 2031                                                                 286,148
            395,000 Ser. 02-AM2, 4.1s, 2032                                                                 387,779
            485,703 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                482,403
          1,007,522 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           1,007,467
            360,000 Residential Asset Securities Corp. Ser. 02-KS2, Class MI2,
                    7.14s, 2032                                                                             366,750
          1,482,730 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1,
                    Class A, 3.86s, 2008                                                                  1,482,730
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $29,956,889)                                  $  29,595,948

CONVERTIBLE PREFERRED STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  7 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $           35
             10,430 Anthem, Inc. $6.00 cv. pfd                                                              890,461
             43,400 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                               2,431,702
             17,300 General Motors Corp. Ser. B, $1.313 cv. pfd.                                            497,375
             48,700 Motorola, Inc. $7.00 cv. pfd.                                                         2,325,425
             32,800 TXU Corp. $4.375 cv. pfd                                                              1,857,300
             29,000 Williams Companies, Inc. (The) $2.25 cv. pfd.                                           674,830
                 14 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                               3
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $7,836,014)                             $    8,677,131

PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,940 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $           19
                315 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                      17,924
              7,579 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      704,847
          1,820,000 First Union Capital II Ser. A, 7.95% pfd.                                             1,897,732
                                                                                                     --------------
                    Total Preferred Stocks (cost $2,607,876)                                         $    2,620,522

CONVERTIBLE BONDS AND NOTES (0.2%) (a) (cost $1,828,875)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,800,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                          $    1,574,820

WARRANTS (--%) (a) (NON)
NUMBER OF WARRANTS                                                                        EXPIRATION DATE     VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
                956 Genesis Health Ventures, Inc.                                         10/1/02             2,304
                 45 McCaw International, Ltd.                                             4/15/07                 1
                 30 Raintree Resort 144A                                                  12/1/04                 1
                 40 Telehub Communications Corp. 144A                                     7/31/05                 1
                125 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 1
              1,278 United Artists Theatre                                                3/2/08             10,220
                                                                                                     --------------
                    Total Warrants (cost $201,230)                                                   $       12,529

SHORT-TERM INVESTMENTS (6.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,549,034 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92% and due dates
                    ranging from May 1, 2002 to June 24, 2002 (d)                                    $    5,546,035
         10,000,000 Ciesco L.P. effective yield of 1.80%, May 16, 2002                                    9,992,625
         23,600,000 Park Avenue Receivables effective yield of 1.80%, May 13, 2002                       23,585,840
         21,431,000 Interest in $500,000,000 joint tri-party repurchase agreement dated April 30, 2002 with Deutsche Bank Alex. Brown
                    due May 1, 2002 with respect to various U.S. Government
                    obligations--maturity value of $21,432,143 for an effective
                    yield of 1.92%                                                                       21,431,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $60,555,500)                                  $   60,555,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,031,361,494) (b)                                      $1,064,767,374
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $954,130,505.

  (b) The aggregate identified cost on a tax basis is $1,035,817,235, resulting in gross unrealized appreciation and depreciation of $65,127,165 and $36,177,026, respectively, or net unrealized appreciation of $28,950,139.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002 (Unaudited)

                           Market     Aggregate Face  Expiration   Unrealized
                           Value           Value         Date     Appreciation
------------------------------------------------------------------------------
90 day Euro (Long)     $22,035,375     $21,944,549      Jun-02        $ 90,826
US Treasury Bond
(Long)                   5,320,250       5,293,437      Jun-02          26,813
US Treasury Bond
10 yr (Long)             1,055,625       1,029,876      Jun-02          25,749
US Treasury Note 5
yr (Long)               12,513,531      12,406,764      Jun-02         106,767
------------------------------------------------------------------------------
                                                                      $250,155
------------------------------------------------------------------------------
TBA Sale Commitments at April 30, 2002 (Unaudited)
(proceeds receivable $67,945,993)
                                        Principal    Settlement        Market
Agency                                    Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 7s, May 1,
2017                                   $12,439,000     5/16/02     $12,994,899
FNMA, 6 1/2s, May
1, 2017                                 38,771,000     5/16/02      39,946,149
FNMA, 6s, May 1,
2017                                    14,842,000     5/16/02      15,036,875
------------------------------------------------------------------------------
                                                                   $67,977,923
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $5,306,924 of securities on
loan (identified cost $1,031,361,494) (Note 1)                               $1,064,767,374
-------------------------------------------------------------------------------------------
Cash                                                                                 11,187
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        6,274,489
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              375,842
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   74,189,411
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             24,500
-------------------------------------------------------------------------------------------
Total assets                                                                  1,145,642,803

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                113,185,596
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,414,200
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,384,792
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          217,600
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       50,527
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,675
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              377,206
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                5,546,035
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $67,945,993)
(Note 1)                                                                         67,977,923
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              353,744
-------------------------------------------------------------------------------------------
Total liabilities                                                               191,512,298
-------------------------------------------------------------------------------------------
Net assets                                                                    $ 954,130,505

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $  918,892,011
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,710,649
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,096,260)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       33,624,105
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                   $ 954,130,505

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($651,033,934 divided by 62,813,693 shares)                                          $10.36
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.36)*                              $10.99
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($258,743,857 divided by 25,247,460 shares)**                                        $10.25
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($19,442,780 divided by 1,888,914 shares)**                                          $10.29
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($20,244,192 divided by 1,967,348 shares)                                            $10.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.29)*                              $10.66
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($4,665,742 divided by 450,030 shares)                                               $10.37
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $15,504,414
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,986)                                          3,939,057
-------------------------------------------------------------------------------------------
Securities lending                                                                   11,249
-------------------------------------------------------------------------------------------
Total investment income                                                          19,454,720

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,724,627
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      720,107
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   14,512
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,979
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               780,686
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,180,737
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                79,720
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                73,818
-------------------------------------------------------------------------------------------
Other                                                                               435,144
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,016,330
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (126,259)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,890,071
-------------------------------------------------------------------------------------------
Net investment income                                                            13,564,649
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (8,072,387)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     216,121
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                 29,858
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and
TBA sale commitments during the period                                           23,552,559
-------------------------------------------------------------------------------------------
Net gain on investments                                                          15,726,151
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $29,290,800
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,564,649          $ 25,118,354
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (7,826,408)           18,199,628
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           23,552,559           (12,357,024)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   29,290,800            30,960,958
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (13,209,685)          (16,286,466)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (4,157,185)           (3,791,661)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (273,879)             (103,677)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (371,584)             (384,774)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                (83,344)              (78,168)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --            (6,502,243)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (2,083,257)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (80,294)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (198,307)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (33,431)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     103,796,729           195,046,040
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          114,991,852           196,464,720

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   839,138,653           642,673,933
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$3,710,649 and $8,241,677, respectively)                             $954,130,505          $839,138,653
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.23       $10.17       $10.66       $11.01       $11.48       $10.67
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17(c)       .37(c)       .38(c)       .37(c)       .40(c)       .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .18          .13          .13          .35          .46         1.46
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .50          .51          .72          .86         1.88
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.32)        (.34)        (.37)        (.36)        (.40)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.65)        (.68)        (.97)        (.67)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.44)       (1.00)       (1.07)       (1.33)       (1.07)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.36       $10.23       $10.17       $10.66       $11.01       $11.48
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.47*        4.94         5.37         6.73         7.86        18.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $651,034     $596,190     $478,968     $646,929     $644,902     $585,624
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .55*        1.08         1.08         1.09         1.13         1.15
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.60*        3.60         3.85         3.36         3.51         3.73
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.42*(d)   181.45(d)    139.30       144.87       124.34       152.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.12       $10.06       $10.56       $10.92       $11.40       $10.60
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .13(c)       .29(c)       .30(c)       .28(c)       .31(c)       .35
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .18          .14          .12          .35          .46         1.45
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .31          .43          .42          .63          .77         1.80
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.25)        (.26)        (.28)        (.28)        (.33)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --           --         (.03)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.65)        (.68)        (.97)        (.67)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.37)        (.92)        (.99)       (1.25)       (1.00)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.25       $10.12       $10.06       $10.56       $10.92       $11.40
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.14*        4.25         4.47         5.94         7.08        18.11
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $258,744     $210,137     $146,552     $195,502     $149,712      $82,759
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .93*        1.83         1.83         1.84         1.88         1.90
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.23*        2.84         3.10         2.60         2.76         2.98
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.42*(d)   181.45(d)    139.30       144.87       124.34       152.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                  Six months ended                      For the period
Per-share                             April 30          Year ended       July 26, 1999+
operating performance               (Unaudited)         October 31       to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.17       $10.12       $10.64       $11.09
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .13          .28          .31          .06
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .18          .15          .12         (.40)
----------------------------------------------------------------------------------------
Total from
investment operations                    .31          .43          .43         (.34)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.26)        (.29)        (.11)
----------------------------------------------------------------------------------------
In excess of
net investment income                     --           --           --           --(e)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.65)          --
----------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                     (.19)        (.38)        (.95)        (.11)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.29       $10.17       $10.12       $10.64
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.08*        4.25         4.54        (3.08)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $19,443      $11,464       $2,204         $581
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .93*        1.83         1.83          .49*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.23*        2.81         3.14          .63*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.42*(d)   181.45(d)    139.30       144.87
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.16       $10.10       $10.61       $10.96       $11.44       $10.63
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .14(c)       .32(c)       .33(c)       .31(c)       .34(c)       .36
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .19          .13          .11          .36          .45         1.47
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .33          .45          .44          .67          .79         1.83
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.27)        (.29)        (.31)        (.30)        (.35)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --           --         (.03)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.65)        (.68)        (.97)        (.67)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.39)        (.95)       (1.02)       (1.27)       (1.02)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.29       $10.16       $10.10       $10.61       $10.96       $11.44
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.24*        4.48         4.66         6.27         7.30        18.41
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $20,244      $18,060      $13,078      $14,904      $12,017       $8,387
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80*        1.58         1.58         1.59         1.63         1.65
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.35*        3.09         3.35         2.85         3.01         3.23
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.42*(d)   181.45(d)    139.30       144.87       124.34       152.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                            For the period
Per-share                             April 30         Year ended     December 31, 1998+
operating performance               (Unaudited)         October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.24       $10.16       $10.66       $10.79
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .18          .39          .52          .32
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .18          .16           --(e)      (.10)
----------------------------------------------------------------------------------------
Total from
investment operations                    .36          .55          .52          .22
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.35)        (.36)        (.32)
----------------------------------------------------------------------------------------
In excess of
net investment income                     --           --           --         (.03)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.12)        (.65)          --
----------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)       (1.02)        (.35)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.37       $10.24       $10.16       $10.66
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.60*        5.40         5.53         2.00*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,666       $3,288       $1,872       $1,779
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .83          .83          .70*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.72*        3.83         4.19         3.01*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.42*(d)   181.45(d)    139.30       144.87
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principle.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $5,306,924. The fund received cash collateral of $5,546,035, which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2002, the fund's expenses were reduced by $126,259 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,029 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $147,216 and $2,658 from the sale of class A and class M shares, respectively, and received $169,457 and $2,540 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $1,372 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $510,284,877 and $449,635,440, respectively. Purchases and sales of U.S. government obligations aggregated $1,171,233,066 and $1,152,285,414, respectively.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                     $        --           $      --
---------------------------------------------------------------------------
Options opened                               2,155,000             192,204
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                              (2,155,000)           (192,204)
---------------------------------------------------------------------------
Written options outstanding
at end of period                           $        --           $      --
---------------------------------------------------------------------------

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,325,742        $ 96,242,634
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,059,852          10,794,149
---------------------------------------------------------------------------
                                            10,385,594         107,036,783

Shares repurchased                          (5,823,998)        (60,096,533)
---------------------------------------------------------------------------
Net increase                                 4,561,596        $ 46,940,250
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,538,905       $ 202,597,163
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,731,039          17,912,555
---------------------------------------------------------------------------
                                            21,269,944         220,509,718

Shares repurchased                         (10,129,303)       (104,604,943)
---------------------------------------------------------------------------
Net increase                                11,140,641       $ 115,904,775
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,898,048        $ 70,419,279
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               364,376           3,674,433
---------------------------------------------------------------------------
                                             7,262,424          74,093,712

Shares repurchased                          (2,771,431)        (28,300,974)
---------------------------------------------------------------------------
Net increase                                 4,490,993        $ 45,792,738
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,460,841        $117,175,320
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               508,334           5,211,132
---------------------------------------------------------------------------
                                            11,969,175         122,386,452

Shares repurchased                          (5,773,898)        (58,954,897)
---------------------------------------------------------------------------
Net increase                                 6,195,277        $ 63,431,555
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    918,835         $ 9,405,661
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,077             243,977
---------------------------------------------------------------------------
                                               942,912           9,649,638

Shares repurchased                            (181,024)         (1,858,274)
---------------------------------------------------------------------------
Net increase                                   761,888         $ 7,791,364
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,009,151         $10,361,159
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,038             155,551
---------------------------------------------------------------------------
                                             1,024,189          10,516,710

Shares repurchased                            (114,842)         (1,176,599)
---------------------------------------------------------------------------
Net increase                                   909,347         $ 9,340,111
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    434,877         $ 4,460,038
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                35,107             355,263
---------------------------------------------------------------------------
                                               469,984           4,815,301

Shares repurchased                            (279,778)         (2,878,513)
---------------------------------------------------------------------------
Net increase                                   190,206         $ 1,936,788
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    746,580         $ 7,672,745
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,924             554,718
---------------------------------------------------------------------------
                                               798,504           8,227,463

Shares repurchased                            (316,249)         (3,238,938)
---------------------------------------------------------------------------
Net increase                                   482,255         $ 4,988,525
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    207,556          $2,151,355
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,184              83,344
---------------------------------------------------------------------------
                                               215,740           2,234,699

Shares repurchased                             (86,831)           (899,110)
---------------------------------------------------------------------------
Net increase                                   128,909          $1,335,589
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    233,827         $ 2,379,323
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                10,767             111,599
---------------------------------------------------------------------------
                                               244,594           2,490,922

Shares repurchased                            (107,700)         (1,109,848)
---------------------------------------------------------------------------
Net increase                                   136,894         $ 1,381,074
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002, the Trustees approved the merger of Putnam Balanced Retirement Fund into The George Putnam Fund of Boston. The transaction is scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President



This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA018-79305  034/243/908/  6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Supplement to Semiannual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                       NAV
6 months                                               3.60%
1 year                                                 3.98
5 years                                               46.53
Annual average                                         7.94
10 years                                             161.82
Annual average                                        10.10
Life of fund (since class A inception, 4/19/85)
Annual average                                        10.04

Share value:                                           NAV
10/31/01                                             $10.24
4/30/02                                              $10.37
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.233            --          $0.233
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.